                                                                EXHIBIT 10.86.1


                               PROMISSORY NOTE
$10,000,000.00                                              October 5, 2001
                                                            New York, New York


         FOR VALUE RECEIVED, 325 SPRING STREET LLC, a Delaware limited liability company, having offices in care of Savanna Partners, 80 Fifth Avenue, New York, New York 10010 ("Borrower"), hereby promises to pay to IMCLONE SYSTEMS INCORPORATED, a Delaware corporation, having an address at 180 Varick Street, New York, New York 10014, and its successors and assigns ("Lender"), the principal sum of TEN MILLION DOLLARS ($10,000,000.00) (the "Principal Sum"), in lawful money of the United States of America, together with interest on said Principal Sum, or so much thereof as shall be outstanding hereunder from time to lime, to be computed from the date hereof at the rates and in the amounts hereinafter set forth. The Principal Sum shall be reduced by any payments in reduction of principal made by the Borrower from time to time.

         Borrower hereby covenants with Lender as follows:

     1. Interest Rate. Borrower shall pay to Lender, monthly in arrears, base interest on the Principal Sum calculated on the basis of a year of 365 days and the actual number of days elapsed (a) from the date hereof through and until the Maturity Date (as hereinafter defined) at the Interest Rate (as hereinafter defined) and (b) from and after the Maturity Date and until the Principal Sum has been paid in full, at the Default Rate (as hereinafter defined).

         As used in this Note, the following terms shall have the meanings provided for below:

         "Business Day" shall mean any day other than a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

         "Default Rate" shall mean the lesser of (i) five (5%) percent per annum over the Interest Rate and (ii) the maximum lawful non-usurious contract rate of interest allowed by applicable law.

         "Effective Date" shall mean the Commencement Date as defined in the Sublease (as hereinafter defined).

         "Interest Rate" shall mean a fixed rate of interest equal to (a) 5.5% per annum, for the period commencing on the Effective Date through and including the day immediately preceding the fifth (5th) anniversary of the Effective Date, (b) 6.5% per annum, for the period commencing on the fifth
(5th) anniversary of the Effective Date through and including the day immediately preceding the tenth (10th) anniversary of the Effective Date, (c) 7.5% per annum, for the period commencing on the tenth (10th) anniversary of the Effective Date through and including the day immediately preceding the fifteenth (15th) anniversary of the Effective Date and (d) 8.5% per annum, for the period commencing on the fifteenth (15th) anniversary of the Effective Date through and including the Maturity Date.

         "Payment Date" shall have the meaning ascribed thereto in Section 3.1 below.

     2. Maturity Date. The entire unpaid balance of the Principal Sum, together with all interest accrued and unpaid thereon shall be due and payable in full on the day immediately preceding the twentieth (20th) anniversary of the Effective Date (which date, or such earlier date to which the maturity of this Note is accelerated, shall be referred to as the "Maturity Date"); provided, however, that mandatory prepayment of all or a portion of this Note may be required under certain circumstances as provided herein; and provided, further, that upon the occurrence of an Event of Default (as hereinafter defined), at the option of Lender, the entire unpaid balance of the Principal Sum, together with all interest accrued and unpaid thereon shall become immediately due and payable.

     3. Interest and Principal Payments. The Principal Sum and interest thereon shall be paid by Borrower to Lender in accordance with the further provisions of this Section 3.

         3.1 On the first day of the month immediately following the Effective Date of this Note, and on the first day of each of the succeeding months thereafter to and including the Maturity Date (each, a "Payment Date"), Borrower shall pay to Lender the monthly payments on account of principal and interest more particularly described on Exhibit A annexed hereto and made a part hereof.

         3.2 On the Maturity Date, Borrower shall pay to Lender the entire unpaid balance of the Principal Sum, together with all accrued and unpaid interest thereon and all other amounts due hereunder.

         3.3 All sums payable hereunder shall be payable in lawful money of the United States of America at Lender's address listed above, or, upon receipt of notification by Borrower, at such other place designated in writing by Lender. If the date on which any payment is required to be made hereunder is not a Business Day, then such date for payment shall be extended to the next succeeding Business Day.

     4.  Event of Default: Acceleration by Lender.

         4.1 The occurrence of any one of the following events shall constitute an event of default (each an "Event of Default") by Borrower under this Note:

                           (i)      if Borrower defaults, and such default
remains uncured for five (5) days after notice from Lender, with respect to
(i) any repayment of the principal amount of his/its obligations hereunder when due and payable, whether at stated maturity, upon acceleration or otherwise, or (ii) the payment of any interest hereunder when due and payable or declared due and payable, unless such default is caused solely by the failure of the Lock Box Bank (as such term is defined in the Sublease as defined in Section 13.4 hereof) from making payment to Lender and not by any fault, acts or omissions of Borrower;

                           (ii)     if a petition under any section or chapter
of the United States Bankruptcy Code or any similar law or regulation is filed by the Borrower or if Borrower shall make an assignment for the benefit of its creditors;

                           (iii)    if Borrower is enjoined, restrained or in
any way prevented by court order from conducting all or any material part of his business affairs or if a petition under any section or chapter of the United States Bankruptcy Code or any similar law or regulation is filed against the Borrower and such injunction, restraint or petition is not dismissed or stayed within sixty (60) days after entry or filing thereof;

                           (iv)     if application is made by Borrower for the
appointment of a receiver, trustee or custodian for any of Borrower's assets;
or

                           (v)      if an application is made by any person
other than Borrower for the appointment of a receiver, trustee or custodian for any of such Obligor's assets and such application is not dismissed within sixty (60) days after the application therefore;

                           (vi)     the dissolution of Borrower;

                           (vii)    if Borrower defaults beyond the expiration
of applicable notice and cure periods with respect to any of its obligations under the Leasehold Mortgage (as herein defined).

         4.2 Upon the occurrence and during the continuation of any Event of Default, Lender, by written notice to Borrower, may declare the entire unpaid principal amount of this Note, the interest accrued thereon, and all obligations of Borrower hereunder to be immediately due and payable; and the entire unpaid principal amount owed hereunder, all interest accrued thereon, and all other obligations of the undersigned to the holder hereof shall automatically become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

     5. Prepayment by Borrower. The outstanding Principal Sum may be prepaid, in whole or in part, at any time, without the prior consent of Lender, without premium or penalty of any kind, upon not less than five (5) days prior written notice to Lender, with all accrued interest to the date of prepayment. Any prepayment shall be applied first to any interest accrued and outstanding hereunder and then to the outstanding Principal Sum. Notwithstanding the foregoing to the contrary, there shall be no adjustment in the due date or in the amount of the monthly payments on account of principal and interest described on Exhibit A due hereunder as a result of such prepayment.

     6.  Default Rate Interest/Late Charge

         6.1 Upon the occurrence of any Event of Default hereunder, and after maturity (whether by acceleration or otherwise), whichever shall occur earlier, interest on the Principal Sum, all overdue interest and all other sums payable hereunder shall be at the Default Rate, which Default Rate shall apply from the date of the occurrence of such Event of Default or the maturity of this Note, as the case may be, until the indefeasible repayment of all amounts outstanding hereunder, including without limitation overdue interest, fees, costs and all other sums payable hereunder, it being the intention of Lender and Borrower that the Default Rate will apply from the time of an Event of Default or maturity, as the case may be, occurs until Lender is so indefeasibly repaid in full, and shall include without limitation the period commencing on the date a judgment with respect to this Note is entered through and including the time of satisfaction of such judgment. Borrower hereby knowingly, intelligently and after consultation with Borrower's counsel waives the benefits of all applicable statutes providing for an interest rate hereon other than as set forth herein. Interest at the Default Rate shall be paid immediately upon demand, which demand may be made as frequently as Lender shall elect.

         6.2 If any payment due hereunder is not paid within ten (10) days after the date when due, Borrower shall pay to Lender a late charge of four percent (4%) of the amount so overdue in order to defray part of the expense incident to handling such delinquent payment. Such late charge shall be immediately due and payable without notice or demand by Lender. Borrower recognizes that its default in making, when due, any payment under this Note will require Lender to incur additional expense in servicing and administering this Note and a loss to Lender of the use of the money due and in frustration to Lender in meeting its other financial and loan commitments. Borrower additionally acknowledges that the damages caused thereby would be extremely difficult and impractical to ascertain. Borrower agrees (i) that an amount equal to the late charge plus the accrual of interest at the Default Rate is a reasonable estimate of the damage to Lender in the event of a late payment, and (ii) that the accrual of interest at the Default Rate following any other Event of Default is a reasonable estimate of the damage to Lender in the event of such other Event of Default, regardless of whether there has been an acceleration of this Note.


     7. Borrower's Waivers. Borrower, for itself and its successors and assigns, hereby waives presentment for payment, demand, notice of dishonor, protest, notice of protest and any other notice Borrower may lawfully waive and any and all lack of diligence or delays in the collection or enforcement hereof, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisal, exemption and homestead rights now provided or which may hereafter be provided by any federal or state statute, including, but not limited to, exemptions provided or allowed under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof. Borrower consents to any extension of time of payment hereof, release of all or any part of the security for the payment of this obligation, and release of any party liable for payment of this obligation, by Lender, from time to time, and any such extension or release may be made without notice to any party and without discharging any party's liability hereunder.

     8. No Waiver by Lender. The liability, of Borrower hereunder shall be unconditional and shall not be in any manner effected by any indulgence whatsoever granted or consented to by the holder hereof, including but not limited to any extension of time, renewal, waiver or other modification. No failure on the part of Lender to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Upon the occurrence of any Event of Default, the Lender may proceed to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Lender hereunder. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     9. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH WAIVES, AND COVENANTS THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT (OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY N ANY FORUM N RESPECT OF ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF THIS NOTE OR IN ANY WAY CONNECTED WITH THIS NOTE.

     10. Governing Law; Severability. The provisions of this Note shall be governed by and interpreted in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

     11. Notices. Any notice, request, demand, consent, approval or other communication which Borrower or Lender is obligated or may elect to give hereunder, shall be in writing, and shall be deemed to have been duly given
(a) three (3) days after being deposited in the United States mail, postage prepaid, if sent by registered or certified mail

(return receipt requested), (b) when delivered, if delivered personally, and (c) on the following Business Day, if sent by prepaid overnight mail or prepaid overnight courier, in each case, to the parties at the following addresses or facsimile numbers, as applicable:

                        (a)     If to Lender, at:

                                ImClone Systems Incorporated
                                180 Varick Street
                                New York, New York 10014
                                Attention: John B. Landes, General Counsel

                                with a copy to:

                                Morrison Cohen Singer & Weinstein, LLP
                                750 Lexington Avenue
                                New York, New York 10022
                                Attention: Laurie F. Golub, Esq.

                        (b)     If to Borrower, at:

                                325 Spring Street LLC
                                c/o Savanna Partners
                                80 Fifth Avenue
                                New York, New York 10010
                                Attention: Christopher Schlank


                                with a copy to:

                                Solomon and Weinberg LLP
                                685 Third Avenue
                                New York, New York 10017
                                Attention: Jay Stark, Esq.

or at such other address or facsimile number as may be substituted by notice given as herein provided.

        12. Successors and Assigns. The rights, duties and obligations of Borrower under this Note may not be assigned without the prior written consent of the Lender. Notwithstanding the foregoing to the contrary, so long as all or any portion of the Note remains outstanding, Borrower shall not assign its rights, obligations and liabilities under this Note without the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned, and which consent shall be (a) granted, provided that Borrower is assigning all of its interest in the Sublease (as defined herein in Article 13.4) to the proposed assignee, and such proposed assignee at the time of such assignment, (i) has a net worth at least equal to the net worth of Borrower on the date hereof, (ii) has a reasonably good reputation and character, and (iii) is a "single-purpose" (but not necessarily "bankruptcy remote") entity, and (b) deemed granted if not given or denied within ten (10) days after Borrower's request therefore. The rights, duties and obligations of the Lender under this Note may be assigned without the prior written consent of the Borrower, provided Lender, in accordance with the terms of the Sublease, assigns all of its interest in the Sublease (as defined in Section 13.4 herein) to the proposed assignee. The provisions of this Note shall bind Borrower and its successors and assigns and inure to the benefit of Lender and its successors and assigns.

        13.     Miscellaneous.

                13.1 This Note may not be changed, amended, modified or discharged orally, but only by a written instrument signed by Borrower and Lender, and may be waived only by an instrument in writing signed by the party waiving compliance.

                13.2 Borrower hereby agrees to pay to Lender, on demand, all reasonable costs and expenses of Lender incurred by or on behalf of Lender (a) in connection with the enforcement and collection hereof, whether or not any suit is brought on this Note, and (b) in the maintenance of the liens granted Lender, in both cases, including without limitation reasonable attorneys' fees, expenses and costs incurred by or on behalf of Lender in connection with (w) any litigation or proceeding affecting this Note (including probate, appellate, and bankruptcy proceedings), (x) any post-judgment proceedings to collect or enforce any judgment or other relating to this Note, or (z) in preparation for the commencement or defense of any action or proceeding. All such costs and expenses shall be immediately due and payable to Lender, upon demand, with interest thereon at the Default Rate from the date incurred by and on behalf of Lender. This provision is separate and several and shall survive, the merger of this provision into any judgment.

                13.3 Anything in this Note to the contrary notwithstanding, in no event shall Borrower be obligated to make any payment of interest or late charges, and in no event shall Lender be entitled to receive payment of any such interest or charges, if and to the extent that such payment would violate any usury laws of the State of New York applicable to this Note. If payment of any such interest or charges in made by Borrower and received by Lender and such payment is in violation of such usury laws, the portion of such payment which exceeds the maximum allowable by or under such usury laws shall not be or be deemed to be interest or late charges, but shall be applied in reduction of the Principal Sum.

                13.4 Reference is made to that certain Sublease, dated as of October __, 2001, by and between Borrower, as Sublandlord, and Lender, as Subtenant (the "Sublease"). Lender acknowledges and agrees that payments by Lender to Borrower of Fixed Rent and additional rent (as such terms are defined in the Sublease) under the Sublease are to be used, in part, by Borrower to make payments to Lender of principal and interest payable to Lender under this Note. Accordingly, anything in this Note to the contrary notwithstanding, provided Borrower is not in default (beyond the expiration of applicable notice and cure periods) of its obligations, as Sublandlord, under the Sublease (a) in the event Lender, as Subtenant, defaults in its obligation to pay Fixed Rent and/or additional rent under the Sublease when due, Borrower shall not be liable to pay the monthly payment payable to Lender under this Note for the applicable month until such time as such default is cured, and (b) in the event the Sublease is terminated for any reason whatsoever except for a default thereunder or hereunder by Borrower, as Sublandlord or Borrower, respectively, no further payments shall be payable by Borrower to Lender under this Note and Borrower shall be deemed to have fulfilled its obligations to pay to Lender the entire unpaid balance of the Principal Sum, together with all interest accrued and unpaid thereon provided Borrower is not otherwise in default hereunder.

                13.5 Provided that no Event of Default has occurred, Lender shall not modify Schedule I to the lockbox arrangement without the written consent of Borrower. Lender and Borrower agree that~ upon receipt of revised bills for amounts due under Paragraphs 3(b) and 3(h) of the Overlease (as defined in the Sublease) Lender and Borrower shall promptly revise Schedule I to the lockbox arrangement in accordance therewith.

        14. Security. This Note is secured by that certain Leasehold Mortgage (the "Leasehold Mortgage") of even date herewith on the premises demised pursuant to the Sublease which are located in the Borough of Manhattan, City of New York, State of New York, and known as 325 Spring Street, New York New York, as more particularly described in the Sublease (the "Subleased Premises").

        15. CONSENT TO JURISDICTION; PROCESS. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. LENDER MAY IN ITS SOLE DISCRETION, ELECT THE STATE OF NEW YORK, NEW YORK COUNTY, OR THE UNITED STATES OF AMERICA, FEDERAL DISTRICT COURT HAV1NG JURISDICTION OVER NEW YORK COUNTY, AS THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SUCH VENUE AS BEING AN INCONVENIENT FORUM. IN ANY SUIT, ACTION OR PROCEEDING AGAINST BORROWER, SERVICE OF PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 11 HEREOF. NOTHING IN THIS SECTION SHALL AFFECT LENDER'S RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW, OR LIMIT LENDER'S RIGHT TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

        16. Non-Recourse. Lender's recovery against Borrower hereunder shall be limited solely to the assets and property of Borrower from time except as provided herein. Notwithstanding anything to the contrary contained in this Note or the Leasehold Mortgage, except as provided otherwise in this Section
16, neither Borrower nor any direct or indirect member, shareholder, partner, principal, affiliate, employee, officer, director, agent or representative of Borrower (each, a "Related Party") shall have any personal liability for (i) the payment of any sum of money which is or may be payable hereunder or under the Note, including, but not limited to, the repayment of the Principal Sum, or (ii) the performance or discharge of any covenants, obligations or undertakings of Borrower hereunder, and no monetary or deficiency judgment shall be sought or enforced against Borrower or any Related Party with respect thereto; provided, however, that a judgment may be sought against Borrower or any Related Party to enforce the rights of Lender, and Lender shall have full recourse to and the right to proceed against the Borrower, the Sublease, including the rents and other sums payable under the Sublease, and any other collateral given in connection herewith. Notwithstanding the foregoing, nothing contained herein shall impair the validity of the obligations hereunder or in any way affect or impair the lien of the Leasehold Mortgage, or the right of Lender to enforce any and all rights and remedies under and by virtue of the Note (limited, however, as expressly provided otherwise above), including, without limitation, naming Borrower as a party defendant in any foreclosure action. Additionally, the provisions of this Section 16 shall not relieve Borrower from any personal liability for, and Borrower shall be fully and personally liable for, (i) the full recourse obligation to pay the amount due under this Note upon the occurrence of any event set forth in the following clauses, and (ii) any liabilities, costs, losses, damages, expenses (including, without limitation, reasonable attorneys' fees and disbursements and court costs, if any), or claims suffered or incurred by Lender by reason of or in connection with the occurrence of any event set forth in any of the following clauses: (A) any fraud by Borrower or any Related Party; (B) the intentional misapplication of any insurance proceeds, condemnation awards or proceeds of eminent domain proceedings, or other amounts or funds due to Lender under this Note; (C) the intentional misapplication by Borrower or any Related Party (or at any such person's direction) of monies held in or paid out from any account (including any reserve, lock-box or escrow) maintained under this Note or in connection herewith; (D)(1) Borrower filing a voluntary petition under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or (2) any Related Party commencing, filing, soliciting, participating in or joining in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or (3) Borrower filing an answer consenting to or acquiescing in (actual as distinguished from implied or constructive consent) any involuntary petition filed against it or against Borrower by any other person under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or (4) Borrower making an assignment for the benefit of creditors, or admitting its insolvency or inability to pay its debts as they become due. Nothing contained herein is intended to limit the obligations and personal liability of the guarantors under any guaranty, executed by Borrower or any other Person for the benefit of Lender.

        17. Limitation on Liability. In no event shall Lender be liable to Borrower for consequential damages, whatever the nature of a breach by Lender of its obligations under this Note, the Leasehold Mortgage or any other documents between Lender and Borrower (except as may be specifically provided for in the Sublease), and Borrower, for itself and all Related Parties, hereby waives all claims for consequential damages.

        18. Authority. Borrower represents that the execution, delivery and performance of this Note and the Leasehold Mortgage (a) has been duly authorized, (b) does not conflict with any provisions of any instrument to which Borrower is a party or by which Borrower is bound, and (c) constitutes a valid, legal and binding obligation of Borrower, and (d) by the person executing the Note and Leasehold Mortgage on behalf of Borrower has been duly authorized to execute in the name of the Borrower.

                IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first set forth above.

                                        325 SPRING STREET LLC,
                                        a Delaware limited liability company

                                        By: 325 Savanna LLC, its managing member


                                        By: /s/ CHRISTOPHER SCHLANK
                                           -------------------------------------
                                        Name:  Christopher Schlank
                                        Title: Member

                                 ACKNOWLEDGMENT

STATE OF NEW YORK )

                  )  ss.:

COUNTY OF NEW YORK)

              On the 5 day of October, in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Nicholas Bienstock, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                            /s/   MINDY SIMON
                                         -------------------------------
                                                Notary Public


                                                MINDY R. SIMON
                                        Notary Public, State of New York
                                                No. 48-4989162
                                        Qualified in Richmond County
                                          Commission Expires 6/22/03

                                    EXHIBIT A

IMCLONE SYSTEMS, INC.
NOTE SCHEDULE
PRINCIPAL AND INTEREST PAYMENTS

                              TOTAL
DATE                         PAYMENT
--------------------------------------
  10/10/2001             $33,150.68
   11/1/2001             $45,205.48
   12/1/2001             $46,712.33
    1/1/2002             $46,712.33
    2/1/2002             $42,191.78
    3/1/2002             $46,712.33
    4/1/2002             $45,205.48
    5/1/2002             $46,712.33
    6/1/2002             $45,205.48
    7/1/2002             $46,712.33
    8/1/2002             $46,712.33
    9/1/2002             $45,205.48
   10/1/2002             $46,712.33
   11/1/2002             $45,205.48
   12/1/2002             $46,712.33
    1/1/2003             $46,712.33
    2/1/2003             $42,191.78
    3/1/2003             $46,712.33
    4/1/2003             $45,205.48
    5/1/2003             $84,212.33
    6/1/2003             $82,535.96
    7/1/2003             $83,861.99
    8/1/2003             $83,686.82
    9/1/2003             $82,027.40
   10/1/2003             $83,336.47
   11/1/2003             $81,688.36
   12/1/2003             $82,986.13
    1/1/2004             $82,810.96
    2/1/2004             $79,723.80
    3/1/2004             $82,460.62
    4/1/2004             $80,840.75
    5/1/2004             $82,110.27
    6/1/2004             $80,501.71
    7/1/2004             $81,759.93
    8/1/2004             $81,584.76
    9/1/2004             $79,993.15
   10/1/2004             $81,234.42
   11/1/2004             $79,654.11
   12/1/2004             $80,884.08
    1/1/2005             $80,708.90

IMCLONE SYSTEMS, INC.
NOTE SCHEDULE
PRINCIPAL AND INTEREST PAYMENTS

                              TOTAL
DATE                         PAYMENT
--------------------------------------
   2/1/2005                 $76,369.18
   3/1/2005                 $80,358.56
   4/1/2005                 $78,806.51
   5/1/2005                 $80,008.22
   6/1/2005                 $78,467.47
   7/1/2005                 $79,657.88
   8/1/2005                 $79,482.71
   9/1/2005                 $77,958.90
  10/1/2005                 $79,132.36
  11/1/2005                 $77,619.86
  12/1/2005                 $78,782.02
   1/1/2006                 $78,606.85
   2/1/2006                 $74,470.55
   3/1/2006                 $78,256.51
   4/1/2006                 $76,772.26
   5/1/2006                 $85,252.74
   6/1/2006                 $83,511.99
   7/1/2006                 $84,838.70
   8/1/2006                 $84,631.68
   9/1/2006                 $82,910.96
  10/1/2006                 $84,217.64
  11/1/2006                 $82,510.27
  12/1/2006                 $83,803.60
   1/1/2007                 $83,596.58
   2/1/2007                 $78,948.63
   3/1/2007                 $83,182.53
   4/1/2007                 $81,508.56
   5/1/2007                 $84,851.83
   6/1/2007                 $83,180.08
   7/1/2007                 $84,414.78
   8/1/2007                 $84,196.26
   9/1/2007                 $82,545.66
  10/1/2007                 $83,759.22
  11/1/2007                 $82,122.72
  12/1/2007                 $83,322.17
   1/1/2008                 $83,103.65
   2/1/2008                 $80,091.47
   3/1/2008                 $82,666.61
   4/1/2008                 $81,065.35
   5/1/2008                 $84,312.90

IMCLONE SYSTEMS, INC.
NOTE SCHEDULE
PRINCIPAL AND INTEREST PAYMENTS

                              TOTAL
DATE                         PAYMENT
--------------------------------------
       6/1/2008     $82,714.61
       7/1/2008     $83,852.85
       8/1/2008     $83,622.83
       9/1/2008     $82,046.80
      10/1/2008     $83,162.79
      11/1/2008     $81,601.60
      12/1/2008     $82,702.74
       1/1/2009     $82,472.72
       2/1/2009     $78,315.98
       3/1/2009     $82,012.67
       4/1/2009     $80,488.58
       5/1/2009     $81,552.63
       6/1/2009     $80,043.38
       7/1/2009     $81,092.58
       8/1/2009     $80,862.56
       9/1/2009     $79,375.57
      10/1/2009     $80,402.51
      11/1/2009     $78,930.37
      12/1/2009     $79,942.47
       1/1/2010     $79,712.44
       2/1/2010     $75,822.83
       3/1/2010     $79,252.40
       4/1/2010     $77,817.35
       5/1/2010     $80,875.68
       6/1/2010     $79,444.35
       7/1/2010     $80,392.64
       8/1/2010     $80,151.11
       9/1/2010     $78,743.15
      10/1/2010     $79,668.07
      11/1/2010     $78,275.68
      12/1/2010     $79,185.02
       1/1/2011     $78,943.49
       2/1/2011     $75,319.52
       3/1/2011     $78,460.45
       4/1/2011     $77,107.02
       5/1/2011     $83,243.15
       6/1/2011     $81,699.49
       7/1/2011     $82,685.79
       8/1/2011     $82,407.11
       9/1/2011     $80,890.41

ImClone Systems, Inc.
Note Schedule
Principal and Interest Payments


                            Total
 Date                     Payment
 --------------------------------
   10/1/2011          $81,849.74
   11/1/2011          $80,351.03
   12/1/2011          $81,292.38
    1/1/2012          $81,013.70
    2/1/2012          $78,348.89
    3/1/2012          $80,456.34
    4/1/2012          $79,002.57
    5/1/2012          $79,898.97
    6/1/2012          $78,463.18
    7/1/2012          $79,341.61
    8/1/2012          $79,062.93
    9/1/2012          $77,654.11
   10/1/2012          $78,505.57
   11/1/2012          $77,114.73
   12/1/2012          $77,948.20
    1/1/2013          $77,669.52
    2/1/2013          $74,135.27
    3/1/2013          $77,112.16
    4/1/2013          $75,766.27
    5/1/2013          $80,721.46
    6/1/2013          $79,367.87
    7/1/2013          $80,111.02
    8/1/2013          $79,805.79
    9/1/2013          $78,481.74
   10/1/2013          $79,195.35
   11/1/2013          $77,890.98
   12/1/2013          $78,584.90
    1/1/2014          $78,279.68
    2/1/2014          $75,065.64
    3/1/2014          $77,669.24
    4/1/2014          $76,414.10
    5/1/2014          $79,142.12
    6/1/2014          $77,893.84
    7/1/2014          $78,505.14
    8/1/2014          $78,186.64
    9/1/2014          $76,969.18
   10/1/2014          $77,549.66
   11/1/2014          $76,352.74
   12/1/2014          $76,912.67
    1/1/2015          $76,594.18

ImClone Systems, Inc.
Note Schedule
Principal and Interest Payments


                            Total
Date                      Payment
---------------------------------
   2/1/2015           $73,732.88
   3/1/2015           $75,957.19
   4/1/2015           $74,811.64
   5/1/2015           $78,236.87
   6/1/2015           $77,093.89
   7/1/2015           $77,562.73
   8/1/2015           $77,225.66
   9/1/2015           $76,115.30
  10/1/2015           $76,551.51
  11/1/2015           $75,462.90
  12/1/2015           $75,877.37
   1/1/2016           $75,540.30
   2/1/2016           $73,765.38
   3/1/2016           $74,866.15
   4/1/2016           $73,831.91
   5/1/2016           $77,445.39
   6/1/2016           $76,294.98
   7/1/2016           $76,675.34
   8/1/2016           $76,290.32
   9/1/2016           $75,177.17
  10/1/2016           $75,520.27
  11/1/2016           $74,431.96
  12/1/2016           $74,750.23
   1/1/2017           $74,365.21
   2/1/2017           $71,982.10
   3/1/2017           $73,595.16
   4/1/2017           $72,568.95
   5/1/2017           $73,658.45
   6/1/2017           $72,651.26
   7/1/2017           $72,876.37
   8/1/2017           $72,485.33
   9/1/2017           $71,515.98
  10/1/2017           $71,703.25
  11/1/2017           $70,759.13
  12/1/2017           $70,921.18
   1/1/2018           $70,530.14
   2/1/2018           $68,593.38
   3/1/2018           $69,748.06
   4/1/2018           $68,867.01
   5/1/2018           $71,049.32

ImClone Systems, Inc.
Note Schedule
Principal and Interest Payments


                          Total
Date                    Payment
-------------------------------
   6/1/2018          $70,178.94
   7/1/2018          $70,237.16
   8/1/2018          $69,831.08
   9/1/2018          $69,000.00
  10/1/2018          $69,018.92
  11/1/2018          $68,214.04
  12/1/2018          $68,206.76
   1/1/2019          $67,800.68
   2/1/2019          $66,316.10
   3/1/2019          $66,988.53
   4/1/2019          $66,249.14
   5/1/2019          $66,176.37
   6/1/2019          $65,463.18
   7/1/2019          $65,364.21
   8/1/2019          $64,958.13
   9/1/2019          $64,284.25
  10/1/2019          $64,145.98
  11/1/2019          $63,498.29
  12/1/2019          $63,333.82
   1/1/2020          $62,927.74
   2/1/2020          $62,117.04
   3/1/2020          $62,115.58
   4/1/2020          $61,533.39
   5/1/2020          $63,386.76
   6/1/2020          $62,816.21
   7/1/2020          $62,544.52
   8/1/2020          $62,123.40
   9/1/2020          $61,593.61
  10/1/2020          $61,281.16
  11/1/2020          $60,778.54
  12/1/2020          $60,438.93
   1/1/2021          $60,017.81
   2/1/2021          $59,474.43
   3/1/2021          $59,175.57
   4/1/2021          $58,740.87